                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 2, 2005

                           UNIVERSAL ELECTRONICS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                 DELAWARE                                33-0204817
       (STATE OR OTHER JURISDICTION                   (I.R.S. EMPLOYER
    OF INCORPORATION OR ORGANIZATION)                IDENTIFICATION NO.)
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                               6101 GATEWAY DRIVE
                            CYPRESS, CALIFORNIA 90630
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, WITH ZIP CODE)

                                 (714) 820-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE):


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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================================================================================

Item 2.02  Results of Operations and Financial Condition

        Press Release Dated August 2, 2005 - Universal Electronics Reports Second Quarter 2005 Financial Results


Item 9.01  Financial Statements and Exhibits

(c)     Exhibits

        99.1    Press Release dated August 2, 2005.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Universal Electronics Inc.

Date: August 2, 2005                    By: /s/ Bryan Hackworth
                                            ------------------------------------
                                            Bryan Hackworth
                                            Chief Accounting Officer
                                            (Principal Financial Officer)


                                INDEX TO EXHIBITS


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                EXHIBIT
                NUMBER                 DESCRIPTION
                ------                 -----------
                99.1        Press Release dated August 2, 2005
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